Stock Option Exchange Program

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General Documents

Election Summary Guide

Tender Offer Statement (English Only)

Stock Option Exchange Program

LOG IN

Enter your 8-digit Global ID and 5-digit PIN to make your election and to obtain your Exchange Calculator, your Election Form and the Country Supplements. Click the "Log In" button.

Please note that due to country law, individuals in the following countries are not allowed to elect or change their election online, only view their personal documents:

- Belgium
- Brazil
- Dubai/ United Arab Emirates
- Egypt
- France
- Hungary
- India
- Indonesia
- Italy
- Japan
- Kenya
- Lebanon
- Netherlands
- Panama
- Poland
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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

My Election

Global ID: 00000000
Name: Test Person

The Tender Offer Statement, the country-specific insert, the Election Summary Guide, and the Election Form, which you may obtain from this web site, contain complete information regarding the Stock Option Exchange Program. You should read and carefully consider this information before making your election.

Your election to participate must be received by 11:59 p.m. Eastern Time (U.S.) Friday, February 22, 2002. Your election will not be accepted if received after February 22, 2002.

Elect

I elect to participate in and agree to all of the terms of the Stock Option Exchange Program (SOEP) as described in the Stock Option Exchange Tender Offer Statement. I understand and acknowledge that if the Company accepts my election, I am irrevocably canceling all of my Current Options as of the end of the election period (February 22, 2002, unless the election period is extended by the Company). I further understand and acknowledge that if for any reason I am not employed by the Company or its subsidiaries on the date of the new grant, I will not receive the New Options and my Current Options will remain cancelled.

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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Exchange Calculator

Welcome to the Exchange Calculator that lets you compare the estimated value of your current options with the estimated value of the new options. The Exchange Calculator uses the same data provided on your Personal Statement.

Please note that the Exchange Calculator is presented in English and displays monetary amounts in U.S. dollars. To find out how to use the Calculator, please click on the "Exchange Calculator Instructions" below. To begin using the Calculator, click on the "My Exchange Calculator" button.

Exchange Calculator Instructions

My Exchange Calculator

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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Please select the Country Supplement you wish to view.

Argentina
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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Election Package

You can elect to participate in the Stock Option Exchange Program online by following the easy steps located on the "My Election" page of this web site. To access, click the "Elect" button below.

Elect

If you cannot use the web site to make your election, you can use the Election Form provided in your Election Package. Or, click on the "Election Form" button below and print out the form for faxing or mailing back. See page 11 of your Election Summary Guide for instructions. Additional information and instructions regarding your election are also available by clicking the "Election Information & Instructions" button below.

Remember, your Election Form must be received by no later than 11:59 p.m., Eastern Time (U.S.) on February 22, 2002 in order to be eligible.

Election Information & Instructions (English Only)

Election Form

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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Change Package

If you have elected to participate in the Stock Option Exchange Program and want to revoke your decision, you can click on the "Change Form" button below and print out the form for faxing or mailing back. See page 11 of your Election Summary Guide for instructions. Additional information and instructions regarding changing your election are also available by clicking the "Change Information & Instructions" button below.

Remember, your Change Form must be received by no later than 11:59 p.m., Eastern Time (U.S.) on February 22, 2002 in order to be eligible.

Change Information & Instructions (English Only)

Change Form

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Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Verification

Global ID: 00000000
Name: Test Person

You elected to participate in the Stock Option Exchange Program.

If this is correct press Yes

If this is NOT correct press No

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Election Confirmation

Global ID:	00000000
Name:	Test Person
Election Date:	January 24, 2002

You elected to participate in the Stock Option Exchange Program.

Print this page for your records using the print button on your web browser or

1. Choose File from the browser toolbar.
2. Choose Print.
3. Choose OK.

If you wish to change your election to participate in the Stock Option Exchange Program, you must do so by 11:59 p.m. Eastern Time (U.S.) Friday, February 22, 2002. If you revoke your election, you will not be eligible to participate in the Stock Option Exchange Program.

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Welcome Back

Global ID: 00000000
Name: Test Person
Election Date: January 24, 2002

You have already elected to participate in the Stock Option Exchange Program.

If you want to change your election click below.

Change My Election

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Change Package

If you'd like to revoke your election to participate in the Stock Option Exchange Program, you can do so online by following the easy steps located on the "Change My Election" page on this web site. To access, click the "Revoke" button below.

Revoke

If you have elected to participate in the Stock Option Exchange Program and want to revoke your decision, you can click on the "Change Form" button below and print out the form for faxing or mailing back. See page 11 of your Election Summary Guide for instructions. Additional information and instructions regarding changing your election are also available by clicking the "Change Information & Instructions" button below.

Remember, your Change Form must be received by no later than 11:59 p.m., Eastern Time (U.S.) on February 22, 2002 in order to be eligible.

Change Information & Instructions (English Only)

Change Form

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Change Package

Tender Offer Statement (English Only)

Adobe® Acrobat® Reader™ is needed to view the General Documents on this web site. To download the latest version click the "Adobe® Acrobat® Reader™" button.

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Stock Option Exchange Program

Change My Election

Global ID: 00000000
Name: Test Person
Election Date: January 23, 2002

The Tender Offer Statement, the country-specific insert, the Election Summary Guide, and the Election Form, which you may obtain from this web site, contain complete information regarding the Stock Option Exchange Program. You should read and carefully consider this information before changing your election.

If you wish to change your election to participate in the Stock Option Exchange Program, you must do so by 11:59 p.m. Eastern Time (U.S.) Friday, February 22, 2002.

IF YOU CHANGE YOUR ELECTION, YOU ARE REVOKING YOUR ELECTION TO PARTICIPATE IN THE STOCK OPTION EXCHANGE PROGRAM AND WILL NOT AGAIN BE ELIGIBLE TO PARTICIPATE IN THE PROGRAM.

Revoke

I have submitted an election to exchange all of my Current Options for New Options. I now wish to change that election and withdraw my election to participate in the Stock Option Exchange Program (SOEP) as described in the Stock Option Exchange Tender Offer Statement. By changing my election I will not receive any New Options and I will keep my Current Options. These Current Options will continue to be governed by the Option Plan under which they were granted and by the existing option agreements between Kodak and me. I understand that I can only change my election to participate in the Offer one time. **THUS, IF I CHANGE MY ELECTION WITH RESPECT TO THE TENDER OF MY CURRENT OPTIONS, I MAY NOT AGAIN PARTICIPATE IN THE OFFER AND TENDER MY CURRENT OPTIONS.**

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Remember, if you revoke your election, you will keep your current stock options. You will not be allowed to elect back into the Stock Option Exchange Program.

Verification

Global ID: 00000000
Name: Test Person

You chose to revoke your election to participate in the Stock Option Exchange Program.

If this is correct press **Yes**

If this is NOT correct press **No**

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Change Package

Tender Offer Statement (English Only)

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Stock Option Exchange Program

Revocation Confirmation

Global ID:	00000000
Name:	Test Person
Revocation Date:	January 24, 2002

You chose to revoke your election to participate in the Stock Option Exchange Program. You will keep your current stock options. You are not allowed to elect back into the Stock Option Exchange Program.

Print this page for your records using the print button on your web browser or

1. Choose File from the browser toolbar.
2. Choose Print.
3. Choose OK.

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Tender Offer Statement (English Only)

Adobe® Acrobat® Reader™ is needed to view the General Documents on this web site. To download the latest version click the "Adobe® Acrobat® Reader™" button.

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Stock Option Exchange Program

Global ID:	00000000
Name:	Test Person
Revocation Date:	January 24, 2002

You chose to revoke your election to participate in the Stock Option Exchange Program. You will keep your current stock options. You are not allowed to elect back into the Stock Option Exchange Program.

Exit

Personalized Documents

Exchange Calculator / Personal Data

General Documents

My Country Supplement

All Country Supplements

Election Summary Guide

Election Package

Change Package

Tender Offer Statement (English Only)

Adobe® Acrobat® Reader™ is needed to view the General Documents on this web site. To download the latest version click the "Adobe® Acrobat® Reader™" button.

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Stock Option Exchange Program

Online Election Not Available

Global ID:	00000000
Name:	Test Person

Your country does not allow online elections.

Please mail or fax your one-page Election Form included in your Election Package. Refer to the instructions on page 11 of your Election Summary Guide.

Exit